SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2006

UNITED HERITAGE CORPORATION
(Exact name of registrant as specified in Charter)

Utah	0-9997	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

405 North Marienfeld, Suite 200
Midland, Texas 79701

(Address of Principal Executive Offices)

432-686-2618
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On May 10, 2006 United Heritage Corporation (the “Company”) received notification that the Boston Stock Exchange, Inc. (“Boston Exchange”) filed a Form 25, “Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934”, for the purpose of delisting the Company’s common stock. The Company’s common stock has not been traded on the Boston Exchange since December 17, 2004, when trading was suspended. The Boston Exchange indicated that the reason for the delisting is that the Company failed to comply with Chapter XXVII of the Boston Exchange Rules which require the Company to pay annual listing dues and to list additional shares when issued. The Company does not intend to appeal the delisting action.

The Company’s common stock continues to be listed on the Nasdaq Capital Market under the symbol “UHCP”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006

UNITED HERITAGE CORPORATION

By:/s/ C. Scott Wilson
C. Scott Wilson, Chief Executive Officer